SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2002

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VARCO INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-13309	76-0252850
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 W. Sam Houston Parkway South, Suite 1700
Houston, Texas 77042
 (Address of principal executive offices) (Zip Code)

(281) 953-2200
(Registrant’s telephone number, including area code)

Item 5.     Other Events.

                 On November 13, 2002, Varco International, Inc. issued a press release announcing a management succession plan. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.      Exhibits.

                  99.1      Text of Press Release, dated November 13, 2002.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2002

VARCO INTERNATIONAL, INC.
By:	/s/ Joseph C. Winkler Joseph C. Winkler Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1    Text of Press Release, dated November 13, 2002.